Exhibit 99.1

Investor Presentation May 2013

2 Safe Harbor The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Company’s filings with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Key Strategic Drivers Solid market fundamentals Experienced management team Fully utilized capacity High run time rates Strategically located assets Multiple opportunities for growth Growth-oriented partnership formed by CVR Energy, Inc. in June 2007 . . .  IPO in April 2011 General Partner has non-economic interest (no IDRs or management fees) Manufacturing facility produces ammonia and urea ammonium nitrate (UAN) Facility located in Coffeyville, KS . . . capacity to produce ~8% of annual UAN demand in U.S.

4 Solid Market Fundamentals Key Demand Drivers

5 Solid Market Fundamentals Consistent Fertilizer Demand Growth Nitrogen represents ~62% of fertilizer consumption(1) Nitrogen fertilizers have the most stable demand because must be applied annually Primary determinant of crop yield (1) Per the International Fertilizer Industry Association. Nitrogen Potash

6 Solid Market Fundamentals Farmer Profitability Supports Fertilizer Price Corn consumes the largest amount of nitrogen fertilizer Farmers are expected to generate substantial proceeds at currently forecasted corn prices Farmer incentivized to use nitrogen at corn price much lower than current spot Nitrogen fertilizer represents small portion of farmer’s total input costs

7 Solid Market Fundamentals Supply/Demand Supports Significant Planting Millions of Acres Bushels per Acre U.S. Corn Planted & Yields Source: USDA. 000’s of Nitrogen Tons U.S. Nitrogen Production & Consumption Source: Fertecon. (1) Excludes recently announced or other potential significant capacity additions. (1)

8 Solid Market Fundamentals Acres Planted Impacts Crop Yield Historical Yield Data Indicates Year Ending Corn Stocks of 10% or Less Millions of metric tons (unless otherwise noted) 2012 2013 2013 (Assuming 95 MM Acres Planted) 90 MM Greater 90 MM Greater acres 90 MM acres 90 MM USDA (1) USDA (1) or less acres USDA or less acres Planted (MM acres) 97 97 97 97 95 95 95 Harvested % 90% 92.0% 92.0% 92.0% 92.0% 92.0% 92.0% Yield (bu/ac) 123.4 158.0 153.0 149.0 158.0 153.0 149.0 Beginning Stocks 989 759 759 759 759 759 759 Production 10,780 14,140 13,694 13,336 13,807 13,370 13,020 Imports 125 25 25 25 25 25 25 Total Available 11,894 14,924 14,478 14,120 14,591 14,154 13,804 Total Use 11,135 12,920 12,920 12,920 12,920 12,920 12,920 Ending Stocks 759 2,004 1,558 1,200 1,671 1,234 884 Stocks to Use % 6.8% 15.5% 12.1% 9.3% 12.9% 9.5% 6.8% (1) USDA (WASDE May 10, 2013). Yield Acres Year (bu/ac) (MM) 2003 142.2 73.6 2004 160.3 80.9 2005 147.9 81.2 2006 149.1 78.3 2008 153.9 86.0 — 2009 164.7 86.4 2010 152.8 88.2 Avg 153.0 2007 150.7 2011 147.2 91. Avg 149.0 93.5 91.9 90 MM acres or less Greater 90 MM acres

9 Solid Market Fundamentals Excess Demand Driving Imports of UAN Country 2008 2009 2010 2011 2012 Trinidad & Tobago 0 0 777 1,010 852 Russia 953 658 749 674 750 Canada 487 427 437 617 402 Romania 185 29 254 487 284 Egypt 174 0 123 117 221 Lithuania 431 69 79 489 395 Ukraine 173 0 73 30 0 Poland 123 0 0 0 0 Estonia 13 30 117 92 0 Netherlands 28 0 44 144 143 Bulgaria 58 0 33 21 109 Germany 13 69 30 153 81 Turkey 0 0 0 0 46 Rest of world 3 3 2 29 3 Total 2,641 1,285 2,718 3,853 3,286 U.S. Imports of UAN (000’s of UAN Tons) U.S. imports for UAN were 28% of estimated total U.S. demand in 2012 Source: USDA. U.S. World 2012E Demand Supply (1) Excludes recently announced or other potential significant capacity additions. (1) UAN Demand/Supply

10 Experienced Management

11 Fully Utilized Capacity & High Run Rates (1) Excludes impact of major scheduled turnaround (occurs every two years) and third party air separation unit outage. Including impact of turnaround and third party outage, on-stream efficiency would have been 92.6% for gasifier, 91.1% for ammonia, and 86.4% for UAN.

Strategically Located Assets Located in Corn Belt 54% of corn planted in 2012 was within $45/UAN ton freight rate of plant ~$15/UAN ton transportation advantage to Corn Belt vs. U.S. Gulf Coast 12 * * Impacted by major scheduled turnaround (occurs every two years).

13 Multiple Growth Opportunities Current 12-24 Months 3-5 Years Operational efficiency Plant expand/enhance Specialty products Distribution Mergers and acquisitions

14 UAN Plant Expansion Completed in March 2013 Overview Increased exposure to strong UAN market dynamics Ability to upgrade 100% of ammonia to UAN Expanded UAN capacity by ~400K tons/year (~50%) to ~1MM tons/year Total cost of $130MM Annualized incremental impact EBITDA: ~$18MM Available for distribution: ~$0.25/unit UAN Price Premium to Ammonia * * Indicates price premium only (i.e., before incremental processing costs, etc.). Note: UAN Mid Corn Belt to Ammonia Southern Plains (with plant conversion factor of 2.44). 0 5 10 15 20 25 30 Cents Per Pound of Nitrogen

See page 22 for a reconciliation of net income to EBITDA. See page 22 for a reconciliation of net income to EBITDA less maintenance capital. 15 History of Financial Success EBITDA Capital Expenditures Maintenance Growth/Expansion 1) Plant gate (netback) price per ton represents net sales less freight costs and hydrogen revenue (from hydrogen sales to CVR Energy’s refinery) divided by product sales volume in tone in the reporting period. Netback price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

16 Significant Growth in 2013 YTD 3/31/13 YTD 3/31/12 Change Sales $81.4 $78.3 4.0% EBITDA(1) $42.6 $36.8 15.8% Adjusted EBITDA(2) $43.8 $38.0 15.3% Operating Income $36.8 $31.4 17.2% Distributable Cash Flow (DCF) $44.6 $38.2 16.8% DCF/Unit $0.610 $0.523 16.6% $US millions, except per unit data See page 22 for a reconciliation of net income to EBITDA. See page 22 for reconciliation of EBITDA to Adjusted EBITDA. Distributable Cash Flow Per Unit of $2.15 to $2.45 for 2013 Full Year -- 19% to 35% Higher than $1.81 Paid to Unitholders for 2012 -- (1) (2)

17 Strong Financial Profile ($US millions) Capitalization As of 3/31/13 Cash & Equivalents $153.2 Credit Facility due April 2016: Term Loan 125.0 $25 million Revolver - Total Debt $125.0 Partners' Equity 469.1 Total Capitalization (Book) $594.1 LTM EBITDA(1) $142.4 LTM Interest Expense(1) 3.8 Key Credit Statistics Total Debt / LTM EBITDA 0.9x LTM EBITDA / Interest Expense 37.5x Total Debt / Capitalization (Book) 21.0% Liquidity As of 03/31/13 Cash & Equivalents $153.2 $25 million Revolver 25.0 Less: Drawn Amount - Less: Letters of Credit Total Liquidity $178.2 Financial Flexibility to Support Growth Initiatives (1) See page 22 for a reconciliation of LTM 03/31/13 EBITDA and interest expense . - As of 03/31/13

18 A Bright Outlook Strong industry fundamentals High-quality & strategically-located assets Premium product focus Attractive growth opportunities Experienced management team Pay out 100% of available cash each quarter No IDRs or management fees for General Partner

Appendix

20 Fertilizer Plant Schematic Fluxant (fly ash & sand)

21 Non-GAAP Financial Measures To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

22 Non-GAAP Reconciliation EBITDA: Defined as net income before (i) net interest (income) expense; (ii) income tax expense; and (iii) depreciation and amortization expense, which are items management believes affect the comparability of operating results. See below for reconciliation of net income to EBITDA, EBITDA to Adjusted EBITDA, & EBITDA less maintenance capital See below for reconciliation of net income to EBITDA & EBITDA to Adjusted EBITDA Adjusted EBITDA: Defined as EBITDA further adjusted for the impact of share-based compensation, non-cash and, where applicable, major scheduled turnaround expense and loss on disposition of assets. We present Adjusted EBITDA because it is a key measure used in material covenants in our credit facility and because it is the starting point for our available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flows from operations. Management believes that EBITDA and Adjusted EBITDA enable investors and analysts to better understand our ability to make distributions to our common unitholders and our compliance with the covenants contained in our credit facility. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.: See below for reconciliation of LTM 03/31/13 EBITDA & Interest Expense (in $US millions) For the Fiscal Years 2009 2010 2011 2012 Net income 57.9 $ 33.3 $ 132.4 $ 112.2 $ Interest expense - - 4.0 3.8 Interest (income) (9.0) (13.1) - (0.2) Depreciation and amortization 18.7 18.5 18.9 20.7 Income tax expense - - - 0.1 EBITDA 67.6 $ 38.7 $ 155.3 $ 136.6 $ Loss on disposition of assets - 1.4 - - Turnaround - 3.5 - 4.8 Share-based compensation 3.2 9.0 7.3 6.8 Adjusted EBITDA 70.8 $ 52.6 $ 162.6 $ 148.2 $ EBITDA 67.6 $ 38.7 $ 155.3 $ 136.6 $ Maintenance capital 2.6 8.9 6.2 7.7 EBITDA less maintenance capital 65.0 $ 29.8 $ 149.1 $ 128.9 $ (in $US millions) Interest EBITDA Expense 3 months ended 3/31/13 42.6 $ 1.2 $ 12 months ended 12/31/12 136.6 3.8 Less: 3 months ended 3/31/12 36.8 1.2 LTM 3/31/13 142.4 $ 3.8 $

Activities & Transactions

CVR PARTNERS LP
Maximizing Yields

	January-March	April-June	July-September	October-December
Season	Dealer/Distributor Fill Orders & Wheat Topdress	Spring Planting	Dealer/Distributor Fill Orders	Dealer/Distributor Fill Orders & Fall Planting
Crop	No Planting	Corn Planting	No Planting	Wheat Planting
Nirtrogen Need	Fill Orders & Topdress	Topdress & Sidedress	Fill Orders	Fill Orders & Topdress
Pricing & Shipments	* Prompt Pricing & Prompt Shipments * Forward Pricing for Prepay Orders for Q2 Delivery * Delivery of Prior Year Prepay Orders	* Prompt Pricing & Prompt Shipments * Delivery of Prior Year & Q1 Prepay Orders	* Prompt Pricing & Prompt Shipments * Forward Pricing for Prepay Orders for Q4 Delivery	* Prompt Pricing & Prompt Shipments * Forward Pricing for Prepay Orders for Q1 & Q2 Next Yr. Delivery * Delivery of Q3 Prepay Orders

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